UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

TENNESSEE	333-190028-01	62-1543816
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500 Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into Material Definitive Agreement.

As previously reported, on December 9, 2015, Mid-America Apartment Communities, Inc. (the “Company”) and Mid-America Apartments, L.P. (the “Operating Partnership”) entered into separate Distribution Agreements (collectively, the “Base Agreements”) with each of J.P. Morgan Securities LLC, BMO Capital Markets Corp. and KeyBanc Capital Markets Inc. (the “Agents”) for the purpose of selling shares of the Company’s common stock, par value $0.01 per share, in at-the-market offerings or negotiated transactions. In accordance with the terms of the Base Agreements, the Company may issue and sell up to 4,000,000 shares of its common stock (the “Shares”), from time to time, through the Agents, as sales agents, or directly to the Agents, acting as principal. The Shares were to be offered pursuant to a shelf registration statement jointly filed by the Company and the Operating Partnership with the Securities and Exchange Commission on December 9, 2015 (File Nos. 333-208398 and 333-208398-01), and a related prospectus supplement dated December 9, 2015.

On September 27, 2018, the Company and the Operating Partnership jointly filed a new registration statement (the “New Shelf”) on Form S-3 (File Nos. 333-227553 and 333-227553-01) with the Securities and Exchange Commission.

On September 28, 2018, the Company, the Operating Partnership and the respective Agents entered into separate Amendment No. 1s to each of the Base Agreements (collectively, the “Amendments”), which modify certain defined terms in each Base Agreement to properly reflect and reference the New Shelf and the prospectus filed as part of the New Shelf, and extend the outside date of the term of each Base Agreement until September 28, 2021, unless otherwise terminated in accordance with the respective Base Agreement.

The Shares will be offered pursuant to the New Shelf and a new prospectus supplement filed by the Company with the Securities and Exchange Commission on September 28, 2018.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of the Base Agreements and Amendments are qualified in their entirety by the full text of the Base Agreements and Amendments, which are being filed as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

1.1	Distribution Agreement, dated December 9, 2015, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. and J.P. Morgan Securities LLC (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on December 9, 2015, and incorporated herein by reference).

1.2	Distribution Agreement, dated December 9, 2015, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. and BMO Capital Markets Corp. (filed as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K filed on December 9, 2015, and incorporated herein by reference).

1.3	Distribution Agreement, dated December 9, 2015, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. and KeyBanc Capital Markets Inc. (filed as Exhibit 1.3 to the Registrant’s Current Report on Form 8-K filed on December 9, 2015, and incorporated herein by reference).

1.4	Amendment No. 1 to Distribution Agreement, dated September 28, 2018, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.

1.5	Amendment No. 1 to Distribution Agreement, dated September 28, 2018, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. and BMO Capital Markets Corp.

1.6	Amendment No. 1 to Distribution Agreement, dated September 28, 2018, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. and KeyBanc Capital Markets Inc.

5.1	Opinion of Bass, Berry & Sims PLC.

23.1	Consent of Bass Berry & Sims PLC (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	September 28, 2018	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc., its general partner

Date:	September 28, 2018	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)